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                                                    December 14, 1999

Medical Self Care, Inc.
200 Powell Street, Suite 1350
Emeryville, CA  94608-1858
Attn: ____________________

HealthGate Data Corp.
25 Corporate Drive, Suite 310
Burlington, Massachusetts 01803
Attn: ____________________

Dear Sirs:

          Re: Amendment to Snap Strategic Alliance Agreement between Snap! LLC ("Snap"), Xoom.com, Inc. ("Xoom"), and HealthGate Data Corp. ("HealthGate"), dated October 29, 1999 ("HealthGate Agreement") and NBCi Promotion Agreement between NBC Internet, Inc. ("NBCi") and Medical Self Care, Inc. ("Self Care"), dated December 14, 1999 ("Self Care Agreement") (referred to collectively as the "NBCi Health-Related Promotion Agreements").

         This side letter agreement, dated of even date with the Self Care Agreement, ("Side Letter Agreement") constitutes the consent and acceptance of the undersigned, Self Care, and HealthGate as follows:

1.       AMENDMENTS TO HEALTHGATE AGREEMENT.

1.1. Section 2.2 of the HealthGate Agreement is hereby deleted in its entirety and the following is inserted in its stead:

                  2.2. "Content Anchor Tenant" means a preferred Web content provider whose position is greater in size and prominence than that of any non-affiliated third party within the relevant Snap Site page or area of a page for health-related content.


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1.2.     Each instance of the defined term "Anchor Tenant" in the HealthGate
         Agreement is hereby deleted and "Content Anchor Tenant" is replaced in its stead.

1.3. Section 7 of the HealthGate Agreement is hereby deleted in its entirety and the following is inserted in its stead:

               7. NBC ON-AIR PROMOTION. During the Term, NBCi will create and run a series (i.e., no less than two) of dedicated thirty-second Snap television advertisements which air during morning or daytime programs appearing on the NBC Television Network, local television stations or cable services for health, wellness and/or medicine related content areas on the NBCi Sites (the "Spots"). NBCi agrees that Self Care and HealthGate will be jointly featured in the Spots, in NBCi's discretion, through either (i) a promotional tag (meaning a text or graphic promoting the Self Care and HealthGate brands or services) of at least four seconds appearing at the end of such Spots, or (ii) an integrated sales message within the body of such Spots which at a minimum will consist of a voice over of at least four seconds in length regarding the Self Care and HealthGate brands or services. NBCi shall have sole discretion regarding the form and content of such advertisements but will consult with HealthGate regarding how the HealthGate brand or services will be featured in the Spots. Beginning no less than thirty days following the Effective Date and continuing throughout the rest of the Term, the Spots will run an average of six times per month. HealthGate acknowledges that all placement of brands or services within the Spots, as well as the Spots themselves, will be subject to the NBC Advertising Standard Terms and Conditions as well as the Advertising Standards set by NBC Broadcast Standards and Practices, and NBCi will have no right or power to cause NBC to make any exception thereto for HealthGate or the Spots. HealthGate acknowledges that neither NBCi nor NBC makes any guarantee regarding what the actual rating for any particular Spot will be and, therefore, will not be obligated to provide any make-goods hereunder.

2. ACKNOWLEDGEMENT OF SELF CARE AGREEMENT. HealthGate acknowledges the Self Care Agreement attached hereto as EXHIBIT A providing Self Care with a Commerce Anchor Tenancy (as such term is defined in Section 2.2 the Self Care Agreement) and agrees that such Commerce Anchor Tenancy does not conflict in any manner with the rights granted to HealthGate in the HealthGate Agreement.

3. ACKNOWLEDGEMENT OF HEALTHGATE AGREEMENT. Self Care acknowledges the HealthGate Agreement attached hereto as EXHIBIT B providing HealthGate with a Content Anchor Tenancy (as such term is defined in the amended
         Section 2.2 HealthGate Agreement) and agrees that such Content Anchor Tenancy does not conflict in any manner with the rights granted to Self Care in the Self Care Agreement.

         Notwithstanding any provision of the NBCi Health-Related Promotion Agreements, no obligation of NBCi, or its subsidiaries Snap and Xoom (all three entities collectively, the "NBCi


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Entities") pursuant to the NBCi Health-Related Promotion Agreements shall be interpreted or operate to cause the NBCi Entities to breach any contract or agreement between the NBCi Entities and any other party, including the undersigned, or impair the rights of any such contract party pursuant to a contract or agreement with the NBCi Entities.

         The parties hereby acknowledge and confirm that, except as expressly modified or stated herein, all terms and provisions of the HealthGate Agreement shall continue in full force and effect.

         This Side Letter Agreement, along with the NBCi Health Related Agreements, constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements. This Side Letter Agreement may not be amended except in writing signed by all parties. Each party acknowledges and agrees that the other has not made any representations, warranties or agreements of any kind, except as expressly set forth herein. All exhibits attached to this Agreement are incorporated hereby and shall be treated as if set forth herein.

                                       Very Truly Yours,

                                       NBC INTERNET, INC.

                                       By: /s/ Edmond Sanctis
                                          -------------------------------
                                            (Signature)

                                       Name: Edmond Sanctis
                                             ----------------------------
                                             Please print)

                                       Title: COO
                                              ---------------------------
                                       Date: 12/27/99
                                            -----------------------------

                                       SNAP! LLC.


                                       By: /s/ Edmond Sanctis
                                          -------------------------------
                                            (Signature)

                                       Name: Edmond Sanctis
                                             ----------------------------
                                             Please print)

                                       Title: COO
                                              ---------------------------
                                       Date: 12/27/99
                                            -----------------------------

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                                       XOOM.COM, INC.

                                       By: illegible
                                          -------------------------------
                                            (Signature)

                                       Name: illegible
                                             ----------------------------
                                             Please print)

                                       Title: SVP Corp Development
                                              ---------------------------
                                       Date: 12/28/99
                                            -----------------------------

Accepted and Agreed:

HEALTHGATE DATA CORP.                  MEDICAL SELF CARE, INC.

By: /s/ William S. Reece               By: /s/ Larry Bodner
   -----------------------------          ---------------------------
    (Signature)                            (Signature)

Name: William S. Reece                 Name: Larry Bodner
     ---------------------------            -------------------------
      (Please print)                         (Please print)

Title: CEO                             Title: President and COO
      --------------------------             ------------------------
Date:  14 December 1999                       Date: 12/14/99
     --------------------------              ------------------------


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